Exhibit 10.12(a)

VOTING RIGHTS PROXY AND FINANCIAL SUPPORTING AGREEMENT
股东表决权代理协议

This Voting Rights Proxy Agreement (the "Agreement") is entered into in Pingdingshan City, Henan Province, People's Republic of China ("PRC" or "China") as of September 2, 2011 by and among China Xing De (Hong Kong) Limited ("Party A") and the undersigned shareholders (each a "Shareholder" and collectively the "Shareholders") of Pingdingshan Hengji Industrial Co., Ltd. (the "Company"). Party A and the Shareholders are each referred to in this Agreement as a "Party" and collectively as the "Parties"; the Company is made a party to this Agreement for the sole purpose of acknowledging the Agreement.

本《投票权代理协议》（以下称为"本协议"）于 2011 年 9 月 2 日在中华人民共和国（以下称为"PRC"或"中国"）河南省平顶山市，由中国兴德（香港）有限公司（以下称为"甲方"）以及以下签字的平顶山恒基实业有限公司（以下称为"公司"）的股东（各股东分别或统称为"股东"）签署。甲方和股东各自称为"一方"，总称为"各方"；公司作为合同一方仅为承认协议之目的。

RECITALS
前 言

1. The Company is mainly engaged in the lease and maintenance of mechanical equipments (collectively the "Business");

公司主要从事机械设备租赁、维修（以下统称为"业务"）；

2. Party A, a company incorporated under the laws of Hong Kong Special Administrative Region, specializes in investment and enterprise management. Party A's wholly-owned subsidiary in the PRC, Zhengzhou Xing De Enterprise Management & Consulting Co., Ltd., and the Company have entered into a certain Exclusive Consulting Services and Operating Agreement dated September 2, 2011 (the "Services Agreement") in connection with the Business;

甲方为根据香港特别行政区法成立的香港公司，专业开展投资和企业管理。甲方中国子公司郑州市兴德企业管理咨询有限公司与公司在 2011 年 9 月 2 日签订了有关业务的《排他咨询服务和运营协议》（以下称为"服务协议"）；

3. The Shareholders collectively hold 100% of the issued and outstanding equity interests of Company (collectively the "Equity Interests"); and

股东系公司的股东，合计持有公司的已发行股权的 100%（以下统称为"股权"）；并且

4. Each Shareholder desires to grant Party A the right to vote such Shareholder's portion of the Equity Interests as provided hereunder for the maximum period of time permitted by law in consideration of good and valuable consideration, the receipt of which is hereby acknowledged and agreed by Party A.

股东基于良好而有价值的对价，欲在法律允许的最长期限内授予甲方每位股东在此表明的股权份额内的代理投票权利，甲方在此认可并同意接受。

NOW THEREFORE, the Parties agree as follows:

鉴于此，各方达成如下协议：

1. Grant of Voting Rights. Each Shareholder hereby irrevocably grants and entrusts Party A or its designee, with all of following rights with respect to the portion of the Equity Interests held by such Shareholder:

授予代理投票权。 股东在此同意不可撤销地许可和授权甲方和甲方指定的人，根据股东享有的股权份额行使下列权益

(1) To propose for and attend any meeting of shareholders that is duly constituted in accordance with the Company's Articles of Association;

根据公司届时有效的公司章程提议召开和出席公司的股东会会议；

(2) To vote on any matter duly presented for vote at any meeting of shareholders, including but not limited to, the election and appointment of directors, general manager and any other senior executive positions requiring a vote of shareholders; the sale, transfer, pledge or disposal of all or parts of the Equity Interests; and the declaration and payment of dividends;

代表各股东对所有需要股东会讨论、决议的事项行使表决权，包括但不限于指定和选举公司的董事、总经理及其他应由股东选举的高级管理人员，出售、转让、质押或处置股权的全部或一部分，宣布和支付分红等

(3) To vote on any matter which such Shareholders shall be entitled to under applicable PRC laws and regulations (including any amendment, modification, supplemental or revised version thereto, irrespective of whether such laws or regulations become effective before or after the execution of this Agreement);

对中国法律法规（包括其修正、变更、增补及重新制订的内容，而不论其生效时间在本协议订立之前或之后）规定的股东所应享有的表决权；

(4) To vote on any matter which such Shareholder shall be entitled to under the Company's Articles of Association, as may be amended from time to time.

在公司不时修改的章程项下的股东表决权。

2. Financial Supporting. In consideration of the foregoing grant of voting rights by the Shareholders, Party A agrees to arrange for funds to be provided as necessary to the Company in connection with the Business (the "Financial Support"). Party A further agrees that should the Business fails in the ordinary course of business, and as a result the Company is unable to repay the Financial Support, then the Company shall have no repayment obligation.

财务支持。考虑到股东授予的上述投票权，甲方同意安排向公司提供有关于其业务的必要的资金（“财务支持”）。甲方同意如果因正常商业运作失败而公司不能偿还其财务支持，公司将无返还义务。

3. Exercise of Voting Rights. Party A may establish such rules as it deems necessary to govern how it shall exercise the voting rights granted by the Shareholders herein, and Party A shall proceed in accordance with such rules, as may be amended by Party A at its sole discretion from time to time.

行使代理投票权。 甲方可以设立或修改其认为是必要的适用于有关于如何行使股东所赋予的投票权的规则。甲方可以依其自主决定仅根据上述不时修订的规则进行行为。

4. Covenants by the Shareholders. No Shareholder shall transfer or cause to be transferred such Shareholder's portion of the Equity Interests to any party (other than Party A or its designee). Each Shareholder shall continue to perform such Shareholder's obligations under this Agreement even if one or more of the other Shareholders no longer hold any part of their portions of the Equity Interests.

股东契约。 股东不得转让股权或导致所享有的股权份额转让给除甲方或甲方指定人以外的其他人。每位股东同意：即使任何其他股东不再持有其享有的公司的股权份额的任何部分，其也将继续履行本协议。

5. Representations of the Shareholders. Each Shareholder represents and warrants to Party A that such Shareholder owns such Shareholder's portion of the Equity Interests, free and clear of all liens and encumbrances, and that such Shareholder has not granted to any party, other than Party A, a power of attorney or proxy over any of such Shareholder's portion of the Equity Interests or any of such Shareholder's rights as a shareholder of the Company. Each Shareholder further represents and warrants that the execution and delivery of this Agreement by such Shareholder shall not violate any law, regulation, judicial or administrative order, arbitration award, agreement, contract or covenant applicable to such Shareholder.

代理股东。 每位股东向甲方陈述和保证：该股东拥有的股权份额，没有任何担保和权利负担。该股东未向除甲方以外的任何人授予任何该股权份额和作为公司股东的权利的授权书或委托书。每位股东进一步陈述和保证它签署或交付本协议不违反适用于股东的法律、法规、司法决定、行政命令、仲裁裁决、合同或契约。

6. General.

普通条款

6.1 Any amendment to and/or rescission of this Agreement shall be in writing by the Parties.

本协议的任何修改和/或解除都必须由协议各方通过书面形式进行。

6.2 The execution, validity, creation and performance of this Agreement shall be governed by the laws of PRC.

本协议的签署、效力、成立和履行应当适用中华人民共和国法律。

6.3 Arbitration. Any dispute arising from, out of or in connection with this Agreement shall be settled through amicable negotiations between the disputing Parties. Such negotiations shall begin immediately after one disputing Party has delivered to the other disputing Party(s) a written request for such negotiation. If, within ninety (90) days following the date of such notice, the dispute cannot be settled through negotiations, the dispute shall, upon the request of any disputing Party(s) with notice to the other disputing Party(s), be submitted to arbitration in China under the auspices of China International Economic and Trade Arbitration Commission ("CIETAC"). The disputing Parties shall jointly appoint a qualified interpreter for the arbitration proceeding and shall be responsible for sharing in equal portions the expenses incurred by such appointment. The arbitration proceeding shall take place in Shanghai, China. The outcome of the arbitration shall be final and binding and enforceable upon the disputing Parties.

仲裁。双方应尽量通过友好协商解决与本协议解释或履行相关的任何争议。此类协商应当在一方向另一方递交请求协商的书面要求后立即进行。如果在通知发出后 90 天内争议仍无法通过协商解决，相关争议应当根据任一协议方向另一方发出的通知而提交中国国际经贸仲裁委员会（CIETAC）仲裁。各方应当联合任命一名合格的仲裁翻译并且对于由此产生的花费承担相同的比例。仲裁地为上海。仲裁裁决是终局性的，对双方均有约束力，并可根据其条款予以强制执行。

(a) Arbitration Language and Rules. Unless otherwise provided by the arbitration rules of CIETAC, the arbitration proceeding shall be conducted in English. The arbitration tribunal shall be formed pursuant to the arbitration rules of CIETAC. For purpose of the arbitration under this agreement, the Company and the Shareholders shall be deemed as one party in arbitration proceedings. The arbitration tribunal shall apply the arbitration rules of the CIETAC in effect on the date of execution of this Agreement.

仲裁语言与适用法律。除非 CIETAC 的仲裁规则另有规定，仲裁使用英语。依据 CIETAC 仲裁规则组织仲裁庭。为本协议项下仲裁之目的，公司及股东在仲裁程序中应被视为一方。仲裁庭应当使用本协议签字时 CIETAC 有效的仲裁规则。

(b) Cooperation; Disclosure. Each disputing Party shall cooperate with the other disputing Party(s) in making full disclosure of and providing complete access to all information and documents requested by the other disputing Party(s) in connection with such proceedings, subject only to any confidentiality obligations binding on such Party(s).

合作；披露。除非受到保密义务的限制，根据另一方的要求，每一方应当和另一方合作以期提供完全地披露与相关法律程序有关的信息和文件。

(c) Jurisdiction. Judgment or award rendered by CIETAC may be entered into by any court having jurisdiction, or application may be made to such court for a judicial recognition of the judgment or any order of enforcement thereof.

管辖权。CIETAC 的裁决可以交予任何具有管辖权的法院，或者可以向其申请承认裁决或者强制执行裁决。

6.4 Effective Date and Termination. This Agreement shall take effect on the date of execution of this Agreement and shall remain in full force and effect unless terminated by written agreement of all Parties. This Agreement shall be executed in six (6) duplicate originals in both English and Chinese, and each Party shall receive one (1) duplicate original, each of which shall be equally valid.

有效期和终止。本协议自签署之日起生效，除非双方一致同意终止，本协议应当保留完全的效力和强制力。本协议用中英语签署六份，每一方持有一份，每一份都具有同等效力。

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IN WITNESS WHEREOF this Agreement is duly executed by each Party or its legal representatives.

兹证明，本协议由各方或者各方的法定代表人签订。

PARTY A: China Xing De (Hong Kong) Limited

甲方： 中国兴德（香港）有限公司

Authorized Representative: ____________________

被授权人(签字)

Name: ZHU, Yulong

姓名: 朱玉龙

Title: Director

职务: 董事

SIGNATURE PAGE FOR SHAREHOLDERS

股东签字页

Shareholders of the Company:

乙方的股东:

SHI, Aimin
时爱民
ID Card No.: 410802196710120518
身份证号: 410802196710120518

ZHAI, Liping
翟莉萍
ID Card No.: 410103196503181367
身份证号: 410103196503181367

ACKNOWLEDGED BY THE COMPANY:

公司承认：

Pingdingshan Hengji Industrial Co., Ltd.

平顶山恒基实业有限公司

Legal/Authorized Representative: 时爱民

法定代表人/或被授权人(签字)

Name: SHI, Aimin

姓名: 时爱民

Title: Executive Director

职务: 执行董事